Exhibit 10.5
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of March 6, 2007, is made and entered into by and among Encore Acquisition Company, a Delaware corporation (the “Company”), Encore Partners GP Holdings LLC, a Delaware limited liability company (“GP Holdings”), Encore Partners LP Holdings LLC, a Delaware limited liability company (“LP Holdings”), Encore Energy Partners GP LLC, a Delaware limited liability company (the “General Partner”), Encore Energy Partners LP, a Delaware limited partnership (the “Partnership”), Encore Energy Partners Operating LLC, a Delaware limited liability company (“OLLC”), and Encore Clear Fork Pipeline LLC, a Delaware limited liability company (“Pipeline LLC”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
RECITALS
     WHEREAS, the Company has entered into that certain purchase and sale agreement dated January 16, 2007 (the “Big Horn Purchase Agreement”) with subsidiaries of Anadarko Petroleum Corporation (collectively, the “Big Horn Sellers”) pursuant to which the Company will acquire from the Big Horn Sellers certain oil and natural gas properties and related assets in the Big Horn Basin of Wyoming and Montana (the “Big Horn Basin Assets”) for a purchase price of $400 million, subject to customary purchase price adjustments;
     WHEREAS, the Big Horn Basin Assets include oil and natural gas properties and related assets (including, but not limited to, the Elk Basin Gas Plant) in or near the Elk Basin field in Park County, Wyoming and Carbon County, Montana, including, without limitation, those properties and assets set forth on Exhibit A-1 hereto (the “Elk Basin Assets”);
     WHEREAS, the Elk Basin Assets include the Clearfork pipeline and related assets, including, without limitation, those pipeline and related assets set forth on Exhibit A-2 hereto (the “Pipeline Assets”);
     WHEREAS, Section 12.10 of the Big Horn Purchase Agreement provides that the Company may assign or delegate any of its rights and duties under the Big Horn Purchase Agreement to a subsidiary of the Company;
     WHEREAS, the Company (through one or more of its subsidiaries) desires to assign to OLLC all rights and duties under the Big Horn Purchase Agreement relating to the Elk Basin Assets (the “Elk Basin Interest”);
     WHEREAS, the Company (through one or more of its subsidiaries) desires to assign certain put contracts covering current and future production from the Elk Basin Assets to OLLC (the “Put Interest”); and
     WHEREAS, immediately upon completion of the purchase of the Elk Basin Assets, OLLC desires to assign to Pipeline LLC all of its rights and interest in the Pipeline Assets (the “Pipeline Interest”);
     NOW THEREFORE, in consideration of their mutual undertakings and agreements set forth herein, the Parties undertake and agree as follows:

ARTICLE I
ASSIGNMENT AND ASSUMPTION
     1.1 Assignment by the Company of 98% of the Elk Basin Interest and 98% of the Put Interest to LP Holdings, and Assumption of Related Obligations and Liabilities by LP Holdings.
          (a) The Company hereby grants, distributes, transfers, assigns and conveys to LP Holdings, its successors and assigns, for its and their own use forever, 98% of the Elk Basin Interest (the “98% Elk Basin Interest”) and 98% of the Put Interest (the “98% Put Interest”), and LP Holdings hereby accepts the assignment of the 98% Elk Basin Interest and the 98% Put Interest from the Company.
          TO HAVE AND TO HOLD the 98% Elk Basin Interest and the 98% Put Interest unto LP Holdings, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by the Company of the 98% Elk Basin Interest and the 98% Put Interest to LP Holdings, as set forth in Section 1.1(a) above, LP Holdings hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities relating to the 98% Elk Basin Interest and the 98% Put Interest (collectively, the “98% Liabilities”), to the full extent that the Company has been heretofore or would have been in the future obligated to pay, perform and discharge the 98% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 98% Liabilities shall not (i) increase the obligation of LP Holdings with respect to the 98% Liabilities beyond that of the Company, (ii) waive any valid defense that was available to the Company with respect to the 98% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 98% Liabilities.
     1.2 Assignment by the Company of 2% of the Elk Basin Interest and 2% of the Put Interest to GP Holdings, and Assumption of Related Obligations and Liabilities by GP Holdings.
          (a) The Company hereby grants, distributes, transfers, assigns and conveys to GP Holdings, its successors and assigns, for its and their own use forever, 2% of the Elk Basin Interest (the “2% Elk Basin Interest”) and 2% of the Put Interest (the “2% Put Interest”), and GP Holdings hereby accepts the assignment of the 2% Elk Basin Interest and the 2% Put Interest from the Company.
          TO HAVE AND TO HOLD the 2% Elk Basin Interest and the 2% Put Interest unto GP Holdings, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by the Company of the 2% Elk Basin Interest and the 2% Put Interest to GP Holdings, as set forth in Section 1.2(a) above, GP Holdings hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities relating to the 2% Elk Basin Interest and the 2% Put Interest (collectively the “2% Liabilities”), to the full extent that the Company has been heretofore or would have been in the future obligated to pay, perform and discharge the 2% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 2% Liabilities shall not (i) increase the obligation of GP Holdings with respect to the 2% Liabilities beyond that of the Company, (ii) waive any valid defense that was available to the Company with respect to the 2% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 2% Liabilities.
     1.3 Assignment by LP Holdings of the 98% Elk Basin Interest and the 98% Put Interest to the Partnership, and Assumption of Related Obligations and Liabilities by the Partnership.
          (a) LP Holdings hereby grants, distributes, transfers, assigns and conveys to the Partnership, its successors and assigns, for its and their own use forever, the 98% Elk Basin Interest and the 98% Put Interest, and the Partnership hereby accepts the assignment of the 98% Elk Basin Interest and the 98% Put Interest from LP Holdings.
          TO HAVE AND TO HOLD the 98% Elk Basin Interest and the 98% Put Interest unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by LP Holdings of the 98% Elk Basin Interest and the 98% Put Interest to the Partnership, as set forth in Section 1.3(a) above, the Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the 98% Liabilities, to the full extent that LP Holdings has been heretofore or would have been in the future obligated to pay, perform and discharge the 98% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 98% Liabilities shall not (i) increase the obligation of the Partnership with respect to the 98% Liabilities beyond that of LP Holdings, (ii) waive any valid defense that was available to LP Holdings with respect to the 98% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 98% Liabilities.
     1.4 Assignment by GP Holdings of the 2% Elk Basin Interest and the 2% Put Interest to the General Partner, and Assumption of Related Obligations and Liabilities by the General Partner.
          (a) GP Holdings hereby grants, distributes, transfers, assigns and conveys to the General Partner, its successors and assigns, for its and their own use forever, the 2% Elk Basin Interest and the 2% Put Interest, and the General Partner hereby accepts the assignment of the 2% Elk Basin Interest and the 2% Put Interest from GP Holdings.
          TO HAVE AND TO HOLD the 2% Elk Basin Interest and the 2% Put Interest unto the General Partner, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

          (b) In connection with the assignment by GP Holdings of the 2% Elk Basin Interest and the 2% Put Interest to the General Partner, as set forth in Section 1.4(a) above, the General Partner hereby assumes and agrees to duly and timely pay, perform and discharge the 2% Liabilities, to the full extent that GP Holdings has been heretofore or would have been in the future obligated to pay, perform and discharge the 2% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 2% Liabilities shall not (i) increase the obligation of the General Partner with respect to the 2% Liabilities beyond that of GP Holdings, (ii) waive any valid defense that was available to GP Holdings with respect to the 2% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 2% Liabilities.
     1.5 Assignment by the General Partner of the 2% Elk Basin Interest and the 2% Put Interest to the Partnership, and Assumption of Related Obligations and Liabilities by the Partnership.
          (a) The General Partner hereby grants, distributes, transfers, assigns and conveys to the Partnership, its successors and assigns, for its and their own use forever, the 2% Elk Basin Interest and the 2% Put Interest, and the Partnership hereby accepts the assignment of the 2% Elk Basin Interest and the 2% Put Interest from the General Partner.
          TO HAVE AND TO HOLD the 2% Elk Basin Interest and the 2% Put Interest unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by the General Partner of the 2% Elk Basin Interest and the 2% Put Interest to the Partnership, as set forth in Section 1.5(a) above, the Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the 2% Liabilities, to the full extent that the General Partner has been heretofore or would have been in the future obligated to pay, perform and discharge the 2% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 2% Liabilities shall not (i) increase the obligation of the Partnership with respect to the 2% Liabilities beyond that of the General Partner, (ii) waive any valid defense that was available to the General Partner with respect to the 2% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 2% Liabilities.
     1.6 Assignment by the Partnership of the 100% Elk Basin Interest and the 100% Put Interest to OLLC, and Assumption of Related Obligations and Liabilities by OLLC.
          (a) The Partnership hereby grants, distributes, transfers, assigns and conveys to OLLC, its successors and assigns, for its and their own use forever, the 98% Elk Basin Interest and the 2% Elk Basin Interest (collectively, the “100% Elk Basin Interest”) and the 98% Put Interest and the 2% Put Interest (collectively, the “100% Put Interest”), and OLLC hereby accepts the assignment of the 100% Elk Basin Interest and the 100% Put Interest from the Partnership.

          TO HAVE AND TO HOLD the 100% Elk Basin Interest and the 100% Put Interest unto OLLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by the Partnership of the 100% Elk Basin Interest and the 100% Put Interest to OLLC, as set forth in Section 1.6(a) above, OLLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities relating to the 100% Elk Basin Interest and the 100% Put Interest (collectively, the “100% Liabilities”), to the full extent that the Partnership has been heretofore or would have been in the future obligated to pay, perform and discharge the 100% Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the 100% Liabilities shall not (i) increase the obligation of OLLC with respect to the 100% Liabilities beyond that of the Partnership, (ii) waive any valid defense that was available to the Partnership with respect to the 100% Liabilities or (iii) enlarge any rights or remedies of any third party under any of the 100% Liabilities.
     1.7 Assignment by OLLC of the Pipeline Interest to Pipeline LLC, and Assumption of Related Obligations and Liabilities by Pipeline LLC.
          (a) Immediately after its purchase of the Pipeline Interest, OLLC hereby grants, distributes, transfers, assigns and conveys to Pipeline LLC, its successors and assigns, for its and their own use forever, the Pipeline Interest, and Pipeline LLC hereby accepts the assignment of the Pipeline Interest from OLLC.
          TO HAVE AND TO HOLD the Pipeline Interest unto Pipeline LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
          (b) In connection with the assignment by OLLC of the Pipeline Interest to Pipeline LLC, as set forth in Section 1.7(a) above, Pipeline LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities relating to the Pipeline Interest (the “Pipeline Liabilities”), to the full extent that OLLC has been heretofore or would have been in the future obligated to pay, perform and discharge the Pipeline Liabilities were it not for such assignment and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Pipeline Liabilities shall not (i) increase the obligation of Pipeline LLC with respect to the Pipeline Liabilities beyond that of OLLC, (ii) waive any valid defense that was available to OLLC with respect to the Pipeline Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Pipeline Liabilities.
     1.8 General Provisions Relating to Assumption of Liabilities. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this Article I, none of the Parties shall be deemed to have assumed, and the Elk Basin Interest, Put Interest and Pipeline Interest have not and are not being assigned, subject to, any liens or security interests securing consensual indebtedness covering such interests, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article I.
ARTICLE II
FURTHER ASSURANCES
     2.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Agreement.
     2.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. It is the express intent of the Parties that (1) OLLC or its subsidiaries own the Elk Basin Interest and the Put Interest and (2) Pipeline LLC or its subsidiaries own the Pipeline Interest, each as identified in this Agreement.
ARTICLE III
MISCELLANEOUS
     3.1 Order of Completion of Transactions. The transactions provided for in Article I of this Agreement shall be completed on March 6, 2007 in the order set forth above.
     3.2 Costs. OLLC and Pipeline LLC, as the case may be, shall pay all sales, use and similar taxes arising out of the assignments, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith.
     3.3 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.
     3.4 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     3.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.
     3.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the interests are located, shall apply.
     3.7 Assignment; Amendment. Neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any Party without the prior written consent of each of the Parties. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.
     3.8 Director and Officer Liability. Except to the extent that they are a party hereto, the directors, managers, officers, partners and securityholders of the Parties and their respective affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that another party may assert).
     3.9 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced under applicable law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.
     3.10 Integration. This Agreement and the instruments referenced herein supersede any and all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement or any such instrument unless it is contained in a written amendment hereto or thereto and executed by the Parties hereto or thereto after the date of this Agreement or such instrument.
     3.11 Effect of Amendment. The Parties ratify and confirm that except as otherwise expressly provided herein, in the event this Agreement conflicts in any way with any instrument of conveyance covering the Elk Basin Interest, the Put Interest or the Pipeline Interest, the terms and provisions of this Agreement shall control.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

ENCORE ACQUISITION COMPANY
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

ENCORE PARTNERS GP HOLDINGS LLC
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Vice President, Treasurer and Secretary

ENCORE PARTNERS LP HOLDINGS LLC
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Vice President, Treasurer and Secretary

ENCORE ENERGY PARTNERS GP LLC
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

ENCORE ENERGY PARTNERS LP
By:	ENCORE ENERGY PARTNERS GP LLC,

By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

ENCORE ENERGY PARTNERS OPERATING LLC
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

ENCORE CLEAR FORK PIPELINE LLC
By:	/s/ Robert C. Reeves
	Name:	Robert C. Reeves
	Title:	Vice President, Treasurer and Secretary